SECOND AMENDMENT AGREEMENT

This Second Amendment Agreement (this “Amendment”) is entered into this 30th day of April, 2015, by and between (i) SILICON VALLEY BANK, a California corporation (“Bank”), and (ii) LYRIS, INC., a Delaware corporation with a principal place of business located at 6401 Hollis Street, Suite 125, Emeryville, California 94608 (“Lyris”), LYRIS TECHNOLOGIES, INC., a Delaware corporation (“Technologies”) and COMMODORE RESOURCES (NEVADA), INC., a Nevada corporation (“Commodore”, and together with Lyris and Technologies, individually and collectively, jointly and severally, the “Borrower”).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 6, 2013, as amended by that certain First Amendment Agreement, dated as of December 9, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to revise the calculation of the “Availability Amount and the related definitions in Section 13.1.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 Section 2.4(b) (Anniversary Fee). Section 2.4(b) is amended in its entirety and replaced with the following:

(b) [Reserved.]

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2.2 Section 2.4(c) (Early Termination Fee). Section 2.4(c) is amended in its entirety and replaced with the following:

(c) Success/Final Payment Fee. Upon the earlier to occur of (i) the Revolving Line Maturity Date or (ii) payment in full in cash of the Obligations (other than inchoate indemnity obligations) and the termination of Bank’s obligation to make Credit Extensions, Borrower shall pay to Bank a success/final payment fee equal to the greater of (i) Twenty Thousand Dollars ($20,000) or (ii) if this Agreement is terminated in connection with a sale of the Borrower to a third party, whether by the sale of all equity interests of Borrower to such third party or via a sale of all or substantially all of the assets of Borrower to such third party (the “Acquisition”), an amount equal to one-tenth of one percent (0.10%) of the purchase price of such Acquisition.

2.3 Section 6.7 (Financial Covenants). Section 6.7 is amended in its entirety and replaced with the following:

6.7 Financial Covenants. Maintain at all times, subject to periodic reporting as of the last day of each monthly period indicated below, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) Minimum EBITDA (Maximum Loss). Commencing with the monthly period ended February 28, 2015, and as of the last day of each month ending thereafter, achieve a minimum EBITDA, measured on a trailing three month basis, equal to or greater than (maximum loss no worse than) ($300,000).

(b) Liquidity Ratio. A ratio, tested monthly, as of the last day of each month, of (i) the sum of (A) unrestricted cash at Bank (which unrestricted cash at Bank shall be at least $500,000) plus (B) net billed accounts receivable to (ii) all outstanding Obligations of Borrower owed to Bank of not less than 1.00:1.00.

2.4 Section 13 (Definitions). The definition of “EBITDA” and “Revolving Line Maturity Date” appearing in Section 13.1 are each amended and replaced with the following:

“EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) non-cash stock compensation expense, plus (f) other one-time, non-cash expenses acceptable to Bank, in its sole discretion, as determined on a case-by-case basis.

“Revolving Line Maturity Date” is August 31, 2015.

2.5 The Compliance Certificate attached as Exhibit B to the Loan Agreement is amended in its entirety and replaced with Exhibit A attached hereto.

3. Limitation of Amendment.

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3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect, or have otherwise been provided to Bank;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or

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authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

LYRIS, INC.

By	/s/ Deborah Eudaley
Name:	Deborah Eudaley
Title:	COO/CFO

LYRIS TECHNOLOGIES, INC.

By	/s/ Deborah Eudaley
Name:	Deborah Eudaley
Title:	COO/CFO

COMMODORE RESOURCES (NEVADA), INC.

By	/s/ Deborah Eudaley
Name:	Deborah Eudaley
Title:	Assistant Treasurer

BANK:

SILICON VALLEY BANK

By	/s/ Jennifer Zamudio
Name:	Jennifer Zamudio
Title:	Vice President

Exhibit A to Second Amendment

EXHIBIT B
COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	LYRIS, INC., et al

The undersigned authorized officer of Lyris, Inc., for itself and on behalf of each other Borrower (collectively, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”):

(1) Except as disclosed below, Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with	Monthly within 30 days	Yes No
Compliance Certificate
Annual financial statement (CPA Audited)	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SE	Yes No
A/R & A/P Agings, calculations of average	Monthly within 30 days	Yes No
monthly Recurring Revenue per customer and the
Annualized Customer Retention Percentage, and
Deferred Revenue report
Projections	FYE within 30 days, and as	Yes No
amended/updated

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)
________________________________________________________________________________________________________
________________________________________________________________________________________________________

Financial Covenants	Required	Actual	Complies

Maintain as indicated:
Minimum EBITDA (maximum loss) - monthly	($300,000)	$	Yes No
Minimum Liquidity Ratio - monthly	1.00:1.00	:1.00	Yes No

Advance Rate				Applies
The product of (a) 300%, (b) the annualized customer retention		$		Yes No
percentage for the prior 3 months, and (c) the Committed Monthly Recurring Revenue

1.	Annualized customer retention percentage		%
(average of prior 3 months)
2.	Committed Monthly Recurring Revenue as of	$
__________
3.	Advance Rate (product of 300% multiplied by line 1 and line 2)		%

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Lyris, Inc., et al.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:	____________________

I. Minimum EBITDA (maximum loss) (Section 6.7(a))

Required: Commencing with the monthly period ended February 28, 2015, and as of the last day of each month ending thereafter, achieve a minimum EBITDA, measured on a trailing three month basis, equal to or greater than (maximum loss no worse than) ($300,000).

Actual: all amounts measured on a trailing three month basis

A.	Net Income		$

To the extent deducted from the calculation of Net Income:

B.			$
	1.	Interest Expense

	2.	Depreciation expense and amortization expense	$

	3.	Income tax expense	$

	4.	Non-cash stock compensation expense	$

	5.	Other one-time, non-cash expenses acceptable to Bank, in its sole	$
discretion, as determined on a case-by-case basis.

C.	EBITDA (loss) (line A plus the sum of lines B.1 through B.5)		$

Is line C equal to or greater than (loss no worse than) ($300,000))?

_____	No, not in compliance	_____	Yes, in compliance

II. Minimum Liquidity Ratio (Section 6.7(b))

Required: Maintain a ratio, tested monthly, as of the last day of each month, of (i) the sum of (A) unrestricted cash at Bank (which unrestricted cash at Bank shall be at least $500,000) plus (B) net billed accounts receivable to (ii) all outstanding Obligations of Borrower owed to Bank of not less than 1.00:1.00.

Actual:

A.	Unrestricted cash at Bank	$

B.	Net billed accounts receivable	$

C.	All outstanding Obligations of Borrower owed to Bank	$

D.	LIQUIDITY RATIO (i) (the sum of line A plus line B) divided by (ii) line C		:1.00

Is line A equal to or greater than $500,000?
_______ No, not in compliance	_______ Yes, in compliance
Is line E equal to or greater than 1.00:1:00?
_______ No, not in compliance	_______ Yes, in compliance